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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: April 12, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

     Additional information with respect to the Company's Contract Status Summary at April 12, 2005 is attached hereto as Exhibits 99.2, which is being furnished in accordance with rule 101 (e) (1) under Regulation FD and should not be deemed to be filed.

ITEM 8.01 OTHER EVENTS

     On April 12, 2005, the Company announced that through its wholly owned subsidiary Atwood Oceanics Pacific Limited the ATWOOD SOUTHERN CROSS has been awarded contracts by BG International Limited, ("BG"), Isramco and ENI SpA AGIP Exploration & Production Division ("ENI") to drill one (1) firm well for each company in the Mediterranean Sea. The BG and Isramco contracts provide for a dayrate of $60,000. The ENI contract provides for a day rate of approximately US $73,000. The ENI contract also provides for one (1) option well. All wells are expected to take 45 days to complete except for the Isramco well which has an estimated duration of 30 days. The three contracts provide for a combined mobilization fee and other lump sum advance payments of approximately $9.0 million.

     The ATWOOD SOUTHERN CROSS is expected to complete its current drilling program for Daewoo International Corporation ("Daewoo") in Myanmar by the end of May 2005. Upon completion of its current drilling program, Daewoo will provide a tow vessel to move the rig to Singapore. After completion of a survey which is expected to take approximately one (1) week, the rig will then be moved to the Mediterranean Sea which will take approximately 60 days. Upon arriving in the Eastern Mediterranean Sea, the rig will drill one (1) well each for BG and Isramco, estimated to take 60 to 90 days to complete. The rig will then enter a shipyard for approximately 30 days to undergo certain required inspections, Italian certification and equipment upgrades prior to commencing the ENI contract. The ENI contract provides for a payment of $775,000 during this shipyard period, which is included in the lump sum payments total referred to above.

     The ATWOOD EAGLE is currently working under a contract with Woodside Energy, Ltd. ("Woodside") offshore Australia which now includes the drilling of seven (7) firm wells after Woodside exercised its option to drill three additional wells. All seven (7) wells have a dayrate ranging from $89,000 to $109,000, depending upon water depths of each well. Woodside has also been provided with options to drill three (3) additional wells with a dayrate of approximately $180,000 for the first option well and approximately $160,000 for the last two option wells. Upon completion of the current Woodside program (estimated September 2005), the rig will drill one (1) firm well for BHP
Billiton Petroleum ("BHP"), with BHP having an option to drill one (1) additional well. If Woodside exercises its three option wells, the rig will then return to Woodside after BHP's one firm and one option well program to drill three wells before commencing BHP's second commitment of eight (8) firm wells, with four (4) additional option wells. If all option wells are drilled, the combined Woodside and BHP drilling programs could extend into 2007.

     A copy of the press release announcing the contract awards to the ATWOOD SOUTHERN CROSS and options exercised under the ATWOOD EAGLE contract is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

                                      -2-
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ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated April 12, 2005

EX-99.2  Contract Status Summary at April 12, 2005

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ATWOOD OCEANICS, INC.
                                 (Registrant)



                                 /s/ James M. Holland
                                 James M. Holland
                                 Senior Vice President

                                 DATE: April 12, 2005



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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION


EX - 99.1         Press Release dated April 12, 2005

EX - 99.2         Contract Status Summary at April 12, 2005



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                                                             EXHIBIT EX. - 99.1

          ATWOOD ANNOUNCES CONTRACT AWARDS TO THE ATWOOD SOUTHERN CROSS
             AND OPTIONS EXERCISED UNDER THE ATWOOD EAGLE CONTRACT


Houston, Texas
12 April 2005

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (Houston based International Offshore Drilling Contractor - NYSE ATW) announced that through its wholly owned subsidiary Atwood Oceanics Pacific Limited the ATWOOD SOUTHERN CROSS has been awarded contracts by BG International Limited, ("BG"), Isramco and ENI SpA AGIP Exploration & Production Division ("ENI") to drill one (1) firm well for each company in the Mediterranean Sea. The BG and Isramco contracts provide for a dayrate of $60,000. The ENI contract provides for a day rate of approximately US $73,000. The ENI contract also provides for one (1) option well. All wells are expected to take 45 days to complete except for the Isramco well which has an estimated duration of 30 days. The three contracts provide for a combined mobilization fee and other lump sum advance payments of approximately $9.0 million.

     The ATWOOD SOUTHERN CROSS is expected to complete its current drilling program for Daewoo International Corporation ("Daewoo") in Myanmar by the end of May 2005. Upon completion of its current drilling program, Daewoo will provide a tow vessel to move the rig to Singapore. After completion of a survey which is expected to take approximately one (1) week, the rig will then be moved to the Mediterranean Sea which will take approximately 60 days. Upon arriving in the Eastern Mediterranean Sea, the rig will drill one (1) well each for BG and Isramco, estimated to take 60 to 90 days to complete. The rig will then enter a shipyard for approximately 30 days to undergo certain required inspections, Italian certification and equipment upgrades prior to commencing the ENI contract. The ENI contract provides for a payment of $775,000 during this shipyard period, which is included in the lump sum payments total referred to above.

     The ATWOOD EAGLE is currently working under a contract with Woodside Energy, Ltd. ("Woodside") offshore Australia which now includes the drilling of seven (7) firm wells after Woodside exercised its option to drill three additional wells. All seven (7) wells have a dayrate ranging from $89,000 to $109,000, depending upon water depths of each well. Woodside has also been provided with options to drill three (3) additional wells with a dayrate of approximately $180,000 for the first option well and approximately $160,000 for the last two option wells. Upon completion of the current Woodside program (estimated September 2005), the rig will drill one (1) firm well for BHP
Billiton Petroleum ("BHP"), with BHP having an option to drill one (1) additional well. If Woodside exercises its three option wells, the rig will then return to Woodside after BHP's one firm and one option well program to drill three wells before commencing BHP's second commitment of eight (8) firm wells, with four (4) additional option wells. If all option wells are drilled, the combined Woodside and BHP drilling programs could extend into 2007.


         Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition;

                                      -6-
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operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, filed with the Securities and Exchange Commission.



                                                        Contact:  Jim Holland
                                                               (281) 749-7804


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


                                                                                                                 EXHIBIT 99.2
                                           ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                   CONTRACT STATUS SUMMARY
                                                      AT APRIL 12, 2005

NAME OF RIG              LOCATION           CUSTOMER                   CONTRACT STATUS
-----------              --------           --------                   ----------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             JAPAN              JAPAN ENERGY DEVELOPMENT   The rig has commenced a two-firm well program for
                                             CO. LTD.                   Japan Energy Development Co., Ltd.  The drilling of
                                                                        these two wells is estimated to take until September
                                                                        2005 to complete.  Upon the completion of the Japan
                                                                        Energy contract, the rig will return to Malaysia to
                                                                        drill seven (7) firm wells with options for six (6)
                                                                        additional wells for Sarawak Shell.  The drilling of
                                                                        the seven (7) firm wells is expected to take
                                                                        approximately nine months to complete, and if all
                                                                        option wells are drilled, the contract could extend
                                                                        another seven to eight months.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           The rig continues to work under its sixteen (16) wells
                                             ("BURULLUS")               drilling program for Burullus, which is expected to
                                                                        take until September 2005 to complete.  Immediately
                                                                        upon completion of the current drilling program, the
                                                                        rig will commence an estimated 30-days equipment
                                                                        upgrade period to enable the rig to have the
                                                                        capability of drilling high pressure wells (15,000
                                                                        P.S.I.).  Upon completion of the upgrade, the rig will
                                                                        commence drilling two (2) firm wells for Burullus off
                                                                        the cost of Egypt, which is expected to take 270 days
                                                                        to complete.

ATWOOD   EAGLE            AUSTRALIA          WOODSIDE ENERGY, LTD.      The rig is currently working under a contract with
                                             ("WOODSIDE")               Woodside to drill seven (7) firm wells.  The drilling
                                                                        of the seven firm wells is expected to extend into
                                                                        August 2005.  Woodside has been provided options to
                                                                        drill three (3) additional wells.   Upon completion of
                                                                        the current Woodside drilling program, the rig will
                                                                        return to work for BHP Billiton Petroleum to drill one
                                                                        (1) firm well (expected to take 30 days to complete)
                                                                        with an option to drill one (1) additional well.  The
                                                                        rig has been awarded an additional contract by BHP to
                                                                        drill eight (8) firm wells with options for four (4)
                                                                        additional wells off the Northwest coast of
                                                                        Australia.  The drilling of the eight (8) firm wells
                                                                        is estimated to take approximately ten (10) months to
                                                                        complete and if all four (4) option wells are drilled
                                                                        the contract could extend an additional three (3) to
                                                                        four (4) months.  If all of the option wells are
                                                                        drilled, the combined Woodside and BHP drilling
                                                                        programs could extend into 2007.

SEAHAWK                   MALAYSIA           SARAWAK SHELL BERHAD /     The rig is currently at a dockside location in
                                             SABAH SHELL PETROLEUM      Malaysia and will be off dayrate through April 2005.
                                             COMPANY LIMITED ("SHELL")  The rig will return to work in Malaysia in early May
                                                                        2005 for Shell on a contract that should extend until
                                                                        the rig commences preparation for its contract
                                                                        commitment in 2006 for Amerada Hess Equatorial Guinea,
                                                                        Inc. ("Hess").  The Hess contract is for a firm period
                                                                        of 730 days with four options of 180 days each.

                                      -8-
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ATWOOD SOUTHERN CROSS     MYANMAR            DAEWOO INTERNATIONAL       The rig is currently working under a contract with
                                             CORPORATION ("DAEWOO')     Daewoo to drill three (3) wells, which is expected to
                                                                        be completed in May 2005.  Following completion of the
                                                                        Daewoo drilling program, the rig will be demobilized
                                                                        to Singapore to prepare for its relocation to the
                                                                        Mediterranean Sea.  The rig is expected to arrive in
                                                                        the Eastern Mediterranean Sea in August 2005 and will
                                                                        drill one well each for BG International Limited and
                                                                        Isramco, which is expected to take 60 to 90 days to
                                                                        complete.  Upon completing the drilling of these two
                                                                        wells, the rig will enter a shipyard for approximately
                                                                        30 days for required inspections, Italian
                                                                        certifications and equipment upgrades prior to
                                                                        drilling one firm well for ENI SpA AGIP Exploration
                                                                        Productions ("ENI"), with ENI having an option to
                                                                        drill one additional well.


SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2004, the rig commenced drilling under a
                                            PRODUCTION MALAYSIA INC.    seventeen month program for EMEPMI.  EMEPMI retains
                                            ("EMEPMI")                  its right to terminate the contract by providing 120
                                                                        days notice.


ATWOOD BEACON             VIETNAM           HOANG LONG AND HOAN VU      The rig is currently working under a drilling program
                                            JOINT OPERATING COMPANIES   for Hoang Long which includes the drilling of three
                                            ("HOANG LONG")              (3) firm wells with options to drill three (3)
                                                                        additional wells.  The three firm wells have a
                                                                        combined expected duration of 200 days and if all
                                                                        option wells are drilled, the program could extend for
                                                                        another 200 days.

SUBMERSIBLE -
--------------
RICHMOND                  UNITED STATES      HELIS OIL & GAS COMPANY    The rig is currently drilling the eighth well under
                          GULF OF MEXICO     ("HELIS")                  the Helis contract.  Upon completion of this well, the
                                                                        rig will have two (2) firm wells to drill for Helis,
                                                                        with Helis having an option to drill four (4)
                                                                        additional wells. The drilling of the current firm
                                                                        wells is expected to take until July 2005 to complete
                                                                        and if the option wells are drilled, the contract
                                                                        could extend to November 2005.

MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.
                                      -9-